UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): July 27, 2004

Z-Tel Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-28467 (Commission File Number)	59-3501119 (I.R.S. Employer Identification Number)

601 South Harbour Island Boulevard, Suite 220
Tampa, Florida 33602
(Address of Principal Executive Offices)
(813) 273-6261
(Telephone Number, Including Area Code)

SIGNATURE
Ex-99.1: Question and Answers Session

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     We have posted to our web site, www.z-tel.com, a question and answer session with our chief executive officer, D. Gregory Smith dealing with our business plans. In answering questions, Mr. Smith makes a statement relating to the results of our operations during 2004. A copy of the question and answer session is attached as Exhibit 99.1 to this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 27, 2004.

Z-TEL TECHNOLOGIES, INC.
BY: /s/ D. Gregory Smith
Name: D. Gregory Smith Title: Chief Executive Officer

A signed original of this Form 8-K has been provided to Z-Tel Technologies, Inc. and will be retained by Z-Tel Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.